Exhibit 10.7

SIXTH AMENDMENT TO LEASE AGREEMENT
THIS SIXTH AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is made and entered into as of (but not necessarily on) the latest date of execution as set forth on the signature page hereof (the “6A Effective Date”), by and between DIGITAL 2121 SOUTH PRICE, LLC, a Delaware limited liability company (“Lessor”), successor-in-interest to Mainrock II Chandler, LLC (“Original Lessor”), and INTERNAP CORPORATION F/K/A INTERNAP NETWORK SERVICES CORPORATION, a Delaware corporation (“Lessee”).
W I T N E S S E T H:
WHEREAS, Original Lessor and Lessee have heretofore entered into that certain Lease Agreement dated as of June 15, 2007 (the “Original Lease”), as amended by that certain First Amendment to Lease dated January 15, 2008 (“1A”), and that certain Second Amendment to Lease dated February 27, 2008 (“2A”), and that certain Third Amendment to Lease dated September 22, 2014 (“3A”), that certain Fourth Amendment to Lease dated January 6, 2016 (“4A”), and that certain Fifth Amendment to Lease dated June 30, 2016 (“5A”), covering approximately [***] square feet of space (collectively, the “Original Premises”), consisting of: (i) approximately [***] square feet of space in Colo 3 (referred to herein as the “Existing Colo 3 Premises”), (ii) approximately [***] square feet of space in Colo 3 (referred to herein as the “2A Additional Premises”), (iii) approximately [***] square feet of space in Colo 3 (referred to herein as the “4A Additional Premises”), and (iv) approximately [***] square feet of space in Suite J204 (referred to herein as the “5A Additional Premises”; the 4A Additional Premises, together with the Existing Colo 3 Premises and the 2A Additional Premises is referred to as the “Total Colo 3 Premises”; the Total Colo 3 Premises together with the 5A Additional Premises is referred to as the “Premises”), each, in that certain building located at 2121 South Price Road, Chandler, Arizona; (the “Building”):
WHEREAS, Lessor has succeeded to Original Lessor’s right, title and interest in and to the Building and the Lease;
WHEREAS, Lessor and Lessee have heretofore entered into (i) that certain Storage Space Rider dated October 27, 2015 (the “SS Rider”), which supplements the Original Lease, covering certain storage space as more particularly described in the SS Rider, and (ii) that certain Office Space Rider dated April 1, 2016 (the “OS Rider”), which supplements the Original Lease, covering certain office space as more particularly described in the OS Rider;
WHEREAS, Lessor and Lessee have heretofore entered into that certain letter agreement dated February 24, 2017 (the “2/24/17 Letter Agreement”; the Original Lease as amended and/or supplemented by 1A, 2A, 3A, 4A, 5A, the SS Rider, the OS Rider, and the 2/24/17 Letter Agreement, collectively, the “Lease”), pursuant to which Lessor granted Lessee a revocable license to occupy the Suite A225 OS Space (as defined in Section 5.A, below), prior to full execution of this Amendment;

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WHEREAS, any capitalized term or phrase used in this Amendment shall have the same meaning as the meaning ascribed to such term or phrase in the Lease unless expressly otherwise defined in this Amendment; and
WHEREAS, Lessor and Lessee desire to further modify the terms of the Lease in accordance with the terms and conditions herein provided.
NOW, THEREFORE, for and in consideration of the promises and covenants contained herein and other good and valuable consideration paid by each party hereto to the other, the receipt and sufficiency of which are hereby mutually acknowledged, Lessor and Lessee hereby agree as follows:
1. 6A Additional Premises.
A.    6A Additional Premises. Effective as of April 1, 2017 (the “6A Commencement Date”), subject to the terms of this Amendment, the Original Premises is hereby deemed expanded to include approximately [***] square feet of raised space in Colo 3 of the Building, in a location to be determined by Lessor, as approximately set forth on Exhibit “A-6A”, attached hereto (the “6A Additional Premises”). Upon the 6A Commencement Date and throughout the remainder of the 6A Term (defined below), the term “Premises” as used in the Lease and herein, shall include the 6A Additional Premises, unless specifically stated otherwise. Lessee has inspected the 6A Additional Premises and is deemed to have accepted it on the 6A Commencement Date in its “AS IS, WHERE IS” condition. Lessee acknowledges and agrees that (i) no representation or warranty (express or implied) has been made by Lessor as to the condition of the 6A Additional Premises or its suitability or fitness for the conduct of Lessee’s permitted use, its business or for any other purpose, and (ii) except as specifically set forth in this Amendment, Lessor shall have no obligation to construct or install any improvements in or to make any other alterations or modifications to the 6A Additional Premises, or to provide any allowance therefor.
B.    For the avoidance of doubt, the parties acknowledge that, if the scheduled expiration date of the applicable Terms of the Original Premises (each, an “Original Premises Expiration Date”) occurs prior to the expiration of the 6A Term, then (i) notwithstanding such expiration, Lessee’s lease of the 6A Additional Premises shall continue for the 6A Term, pursuant and subject to the terms of this Amendment and the Lease, and (ii) Lessee shall surrender the applicable Original Premises, on or by the applicable Original Premises Expiration Date, to Lessor in accordance with the terms of the Lease. In that connection, Lessee acknowledges and agrees that, should Lessee not surrender the applicable Original Premises in accordance with the terms of the Lease on or before the applicable Original Premises Expiration Date, Lessee shall be deemed to be occupying the entire applicable Original Premises as a tenant-at-sufferance in accordance with Section 9.3 of the Original Lease.
C.    Effective as of the 6A Commencement Date, all references in the Lease to Exhibit “A” are hereby deemed to be references to Exhibit “A-6A”, as it relates to the 6A Additional Premises.

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D.    Within a commercially reasonable time after the 6A Effective Date, Lessor will cause the completion of the work (the “6A Lessor’s Installations”), described on Exhibit “B-6A”, attached hereto. Notwithstanding anything in this Amendment to the contrary, Lessor and Lessee acknowledge and agree that (i) completion of the 6A Lessor’s Installations shall not be a condition precedent to the 6A Commencement Date or to any obligation of Lessee to pay Base Rent (except as otherwise expressly provided in this Section 1.D), and (ii) provided that Lessor is working diligently using commercially reasonable efforts after the 6A Effective Date to complete the 6A Lessor’s Installations, Lessor shall not be in default of its obligations to complete the same. Lessor agrees to provide Lessee written notice memorializing the date (the “6A Installations Completion Date”) of Lessor’s completion of the 6A Lessor’s Installations. Notwithstanding the foregoing, and subject to any delay attributable to or caused by any act or omission of Lessee, Lessee’s Representatives, or any customer of Lessee, or any other delay beyond the reasonable control of Lessor (a “6A Lessee Delay”), if Lessor fails to complete the 6A Lessor’s Installations by the date that is forty-two (42) calendar days after the 6A Effective Date (the “6A Lessor’s Installations Target Completion Date”), Lessee shall be entitled to [***] for each day occurring after the 6A Lessor’s Installations Target Completion Date until the 6A Installations Completion Date. Lessor and Lessee agree that the foregoing [***] shall be Lessee’s sole and exclusive remedy in connection with any such delay in the completion of the 6A Lessor’s Installations.
E.    6A Lessor’s Installations Fee. In connection with the 6A Lessor’s Installations, Lessee hereby agrees to pay Lessor, as additional rent, an amount equal to $[***] (the “6A Lessor’s Installations Fee”) within thirty (30) days following the 6A Effective Date.
2.    6A Basic Capacity.
A.    Currently, the Basic Capacity serving the Original Premises is [***] kW of critical AC electrical capacity. Effective as of the 6A Commencement Date, the Basic Capacity for the 6A Additional Premises shall be [***]kW of critical AC electrical capacity. Accordingly, effective as of the 6A Commencement Date and notwithstanding anything in the Lease to the contrary, the Basic Capacity serving the Premises (as expanded herein) shall be as follows: (i) as it relates to the Existing Colo 3 Premises, at a maximum level of [***]kW of critical AC electrical capacity (the “Existing Colo 3 Basic Capacity”), (ii) as it relates to the 2A Additional Premises, at a maximum level of [***]kW of critical AC electrical capacity (the “2A Basic Capacity”), (iii) as it relates to the 4A Additional Premises, at a maximum level of [***]kW of critical AC electrical capacity (the “4A Basic Capacity”), (iv) as it relates to the 5A Additional Premises, at a maximum level of [***]kW of critical AC electrical capacity (the “5A Basic Capacity”) and (v) as it relates to the 6A Additional Premises, at a maximum level of [***]kW of critical AC electrical capacity (the “6A Basic Capacity”). For the avoidance of doubt, Lessor and Lessee acknowledge and agree that all references to “Basic Capacity” under the Lease shall mean and refer to (a) the Colo 3 Basic Capacity, as it relates to the Existing Colo 3 Premises, (b) the 2A Basic Capacity, as it relates to the 2A Additional Premises, (c) the 4A Basic Capacity, as it relates to the 4A Additional Premises, (d) the 5A Basic Capacity, as it relates to the 5A Additional Premises, and (e) the 6A Basic Capacity, as it relates to the 6A Additional Premises. For the avoidance of doubt, Lessee acknowledges that the terms and conditions set forth in Section 6.2(b) of the Original Lease (including, without limitation, aggregate power draw restrictions) shall be equally applicable to the 6A Basic Capacity

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and the 6A Additional Premises. In that connection, Lessee further acknowledges that Lessee’s actual electrical consumption at the 6A Additional Premises shall not at any time exceed the 6A Basic Capacity (i.e., [***]kW).
B.    For the avoidance of doubt, Lessee acknowledges and agrees that Lessee’s Give Back Options described in Section 4 of 3A have expired and are of no further force or effect. Accordingly, Section 4 of 3A is hereby deemed deleted in its entirety, except to the extent reference is made to the defined term “Give Back Factors” in connection with a determination to relocate certain space in accordance with and subject to Section 6 of 3A.
3.    6A Term. Notwithstanding anything in the Lease to the contrary, Lessor and Lessee agree that the Term of the Lease, as it relates to the 6A Additional Premises only, shall be for a period of fifty-seven (57) full calendar months (the “6A Term”), commencing on 6A Commencement Date, and expiring on the last day of the fifty-seventh (57th) full calendar month thereafter. For the avoidance of doubt, Lessor and Lessee acknowledge and agree that all references to the “Term” under the Lease shall mean and refer to, as it relates to the 6A Additional Premises, the 6A Term.
4.    6A Base Rent. Lessee hereby agrees to pay Lessor Base Rent for the 6A Additional Premises during the 6A Term, in accordance with the terms of the Lease, according to the following schedule (the “6A Base Rent”):

6A Term	6A Base Rent
6A Commencement Date - Month 12	$[***]/month
Month 13 - Month 24	$[***]/month
Month 25 - Month 36	$[***]/month
Month 37 - Month 48	$[***]/month
Month 49 - Month 57	$[***]/month

5.    Additional OS Lessee Space.
A.    Currently, the OS Lessee Space under the OS Rider consists of the Suite 227.06 OS Space and the Suite H118 OS Space only. Effective as of and from and after the 6A Commencement Date, the OS Lessee Space shall be expanded to include approximately [***] rentable square feet of office space in Suite A225 of the Building (the “Suite A225 OS Space”). Accordingly, notwithstanding anything in the Lease or this Amendment to the contrary, effective as of the 6A Commencement Date, Item 5 of the Basic Rider Information of the OS Rider is amended and restated as follows:

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5. OS Lessee Space:
Approximately [***] rentable square feet in Suite 227.06 on the second floor of the Building (the “Suite 227.06 OS Space”), as depicted on Exhibit “A”, attached ~~hereto~~ to the OS Rider.
Approximately [***] rentable square feet in Suite H118 on the first floor of the Building (the “Suite H118 OS Space”~~: together with the Suite 227.06 OS Space, collectively, the “OS Lessee Space”~~), as depicted on Exhibit “A-1”, attached ~~hereto~~ to the OS Rider;
Approximately [***] rentable square feet in Suite A225 on the second floor of the Building (the “Suite A225 OS Space”; together with the Suite 227.06 OS Space and the Suite H118 OS Space, collectively, the “OS Lessee Space”), as depicted on Exhibit A-6A-OS, attached hereto.
Lessee acknowledges that Lessee has had the opportunity to measure the OS Lessee Space and that there has been applied to the usable square footage of the OS Lessee Space a common area factor to arrive at the rentable square footage of the OS Lessee Space. Therefore, Lessor and Lessee hereby stipulate that notwithstanding anything herein to the contrary, the OS Lessee Space shall be deemed to consist of [***] rentable square feet in the aggregate, and that no shortage or overage in the rentable square feet of the OS Lessee Space purported by either party shall be the basis for changing the number of rentable square feet herein stipulated.

[Emphasis and ~~strikethrough~~ added to show changes.]
B.    Lessee has inspected the Suite A225 OS Space and is deemed to have accepted it on the 6A Commencement Date in its “AS IS, WHERE IS” condition. Lessee acknowledges and agrees that (i) no representation or warranty (express or implied) has been made by Lessor as to the condition of the Suite A225 OS Space or its suitability or fitness for the conduct of Lessee’s permitted use, its business or for any other purpose, and (ii) except as specifically set forth in this Amendment, Lessor shall have no obligation to construct or install any improvements in or to make any other alterations or modifications to the Suite A225 OS Space, or to provide any allowance therefor.
C.    Notwithstanding anything in the OS Rider to the contrary, Lessor and Lessee agree that the OS Rider Term, as it relates to the Suite A225 OS Space only, shall commence on the 6A Commencement Date and shall continue through the 6A Term (as same may be extended or reduced from time to time in accordance with the terms of the OS Rider), such that the OS Rider Term as it relates to the Suite A225 OS Space shall be coterminous with the Term of the Lease as it relates to the 6A Additional Premises. For the avoidance of doubt, Lessor and Lessee acknowledge and agree that all references to the “OS Rider Term” under the OS Rider shall mean and refer to, as it relates to the Suite A225 OS Space, the 6A Term.
D.    In addition to the OS Base Rent for the Suite 227.06 OS Space and the Suite H118 OS Space payable under the OS Rider, Lessee hereby agrees to pay Lessor OS Base Rent for the Suite A225 OS Space during the 6A Term, in accordance with the terms of the OS Rider, according to the following schedule (the “6A Suite A225 OS Base Rent”):

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6A Term	6A Suite A225 OS Base Rent
6A Commencement Date - Month 12	$[***]/month
Month 13 - Month 24	$[***]/month
Month 25 - Month 36	$[***]/month
Month 37 - Month 48	$[***]/month
Month 49 - Month 57	$[***]/month

E.    Notwithstanding anything in the Lease, the OS Rider or this Amendment to the contrary, Lessor agrees, at Lessor’s sole cost and expense, to use commercially reasonable efforts to cause the removal of the ingress/egress door to the Suite A225 OS Space (the “6A OS Lessor Work”), to occur within a commercially reasonable time after the 6A Effective Date. Lessor will not be deemed in default of its obligations hereunder, so long as Lessor is using commercially reasonable efforts to complete same.
F.    For the avoidance of doubt, notwithstanding anything in the Lease to the contrary, effective as of the 6A Commencement Date, (i) the License granted pursuant to the 2/24/17 Letter Agreement is hereby terminated, and (ii) the 2/24/17 Letter Agreement is deemed to be void and of no further force or effect.
6.    Service Level Agreement for 6A Additional Premises. Lessor and Lessee acknowledge and agree that the 6A Additional Premises is located in the same part of the Building, and is served by the same, or substantially the same, electrical and mechanical infrastructure as the Total Colo 3 Premises. Accordingly, and for the avoidance of doubt, the Service Level Agreement (and all standards and remedies provided therein) attached as Exhibit “D” to the Lease shall apply to the 6A Additional Premises; provided, however, Lessee agrees that, if a power outage affects some, but not all, of the powered cabinets and/or racks within an applicable Premises, the Base Rent abatement to which Lessee shall be entitled shall be equitably prorated based upon the proportion of the number of cabinets and/or racks affected by such power outage bears to the total number of powered cabinets and/or racks located within the applicable Premises.
7.    Operating Expenses. Notwithstanding anything to the contrary in the Lease or this Amendment, Lessor and Lessee agree that, as it relates to the 6A Additional Premises only, Lessee shall not be responsible for Lessee’s Pro Rata Share of Operating Expenses during the 6A Term. For the avoidance of doubt, Lessee acknowledges that Lessee shall continue to pay Lessee’s Pro Rata Share of Operating Expenses due for the Existing Colo 3 Premises and the 2A Additional Premises, pursuant to the terms of the Lease.
8.    Monthly Recurring Cross-Connection Charges. Notwithstanding anything in the Lease or this Amendment to the contrary, effective as of the 6A Commencement Date, charges for new Cross-Connection orders will no longer receive the Discount as provided under Section 3 of 3A. For the avoidance of doubt, from and after the 6A Commencement Date, all new Cross‑Connections will be charged at the then-current rate(s) being charged in the Building, which rates may be revised or modified by Lessor from time by time in Lessor’s sole discretion. Lessor and Lessee acknowledge that as of the 6A Commencement Date, the Cross-Connections Charges

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are as set forth on Exhibit “B-3”, attached to 3A, which charges shall continue to be subject to the terms of Section 6.6 of the Lease and Item 13 of the Basic Lease Terms.
9.    [***]
10.    Replacement Letter of Credit. Currently, as security for Lessee’s performance of its obligations under the Lease, Lessor holds (i) a cash security deposit from Lessee in the amount of $[***] (the “Cash Security Deposit”) and (ii) a letter of credit in the amount of $[***] (the “Original LOC”). Subject to and in accordance with the terms and conditions set forth in Exhibit “C- 6A”, attached hereto, Lessee agrees to provide Lessor an irrevocable, upon demand, letter of credit payable to Lessor in the amount of $[***] (the “Replacement LOC”) within thirty (30) days after Lessee’s execution of this Amendment, as a replacement for the Cash Security Deposit and the Original LOC. From and after Lessor’s receipt of the Replacement LOC, the Lease shall be deemed to have been modified such that, in lieu of the Cash Security Deposit and the Original LOC, Lessee shall be required, throughout the balance of the Term of the Lease (as the same may be extended from time to time), to have provided Lessor the Replacement LOC, payable to Lessor upon the terms and conditions set forth in Exhibit “C-6A”, as security for Lessee’s performance of its obligations under the Lease. Within thirty (30) days after Lessor’s receipt of the Replacement LOC, Lessor shall return the Cash Security Deposit and the Original LOC, to Lessee.
11.    Maximum Floor Load. Notwithstanding anything in the Lease to the contrary, effective as of the 6A Effective Date, Section 4.1(b) of the Lease is hereby amended and restated as follows:

. . . . Pursuant to Building specifications, the designated load per raised floor square foot is ~~two thousand (2000)~~ [***] pounds.

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12.    No Rights of First Refusal/Offer. For the avoidance of doubt, Lessor and Lessee acknowledge and agree that except as otherwise expressly set forth in this Amendment, or any amendment subsequent to this Amendment, Lessee has no existing rights of first refusal, or rights of first offer, with respect to any space and/or power in the Building.
13.    Estoppel. Lessee hereby (i) confirms and ratifies the Lease, as amended hereby, (ii) acknowledges that, to the best of Lessee’s actual knowledge, Lessor is not in default under the Lease as of the date this Amendment is executed by Lessee, and (iii) confirms that, to the best of Lessee’s actual knowledge, as of the date this Amendment is executed by Lessee, Lessor has no outstanding obligations with respect to the Premises and/or under the Lease that would, with the passage of time, the giving of notice, or both, result in Lessor being in default under the Lease.
14.    Commissions. Lessee represents that it has dealt with no broker, agent or other person in connection with this Amendment, other than Jones Lang LaSalle Americas, Inc. (“6A Broker”), and that no broker, agent or other person brought about this Amendment. Lessee shall indemnify and hold Lessor harmless from and against any and all claims, losses, costs or expenses

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(including attorneys’ fees and expenses) by any broker, agent or other person, other than 6A Broker, claiming a commission or other form of compensation by virtue of having dealt with Lessee with regard to the transaction contemplated by this Amendment. Lessor will pay a commission to 6A Broker in connection with this Amendment subject to a separate written agreement between Lessor and 6A Broker. The provisions of this paragraph shall survive the expiration of the 6A Term or any renewal or extension thereof.
15.    Confidentiality. The parties agree that neither shall disclose, directly or indirectly, any of the terms, covenants, conditions or agreements set forth in this Amendment, nor shall either party provide this Amendment, or any copies of same, to any person, including, but not limited to, any other tenants or occupants in the Building or any agents or employees of such tenants or occupants, except that the parties may disclose such information for valid business, legal and accounting purposes.
16.    Miscellaneous.
A.    In the event that the terms of the Lease conflict or are inconsistent with those of this Amendment, the terms of this Amendment shall govern. In that connection, the Lease is hereby amended as and where necessary, even though not specifically referred to herein, in order to give effect to the terms of this Amendment.
B.    Except as amended by this Amendment, the terms of the Lease shall remain in full force and effect.
C.    Submission of this Amendment for examination does not constitute an offer, right of first refusal, reservation of, or option for, any space or power in or on the Building. This Amendment shall become effective only upon execution and delivery by both Lessor and Lessee.
D.    This Amendment may be executed simultaneously in two or more counterparts each of which shall be deemed an original, but all of which shall constitute one and the same Amendment. Lessor and Lessee agree that the execution of this Amendment by electronic means (including by use of DocuSign (or similar) and/or by use of digital signatures) and/or the delivery of an executed copy of this Amendment by facsimile or e-mail shall be legal and binding and shall have the same full force and effect as if an original executed copy of this Amendment had been delivered.
E.    Each of Lessor and Lessee represents to the other party that the person executing this Amendment on its behalf is duly authorized to execute and deliver this Amendment pursuant to its respective by-laws, operating agreement, resolution or other legally sufficient authority. Further, each party represents to the other party that (i) if it is a partnership, the undersigned are all of its general partners, (ii) it has been validly formed or incorporated, (iii) it is duly qualified to do business in the state in which the Building is located, and (iv) this Amendment is being executed on its behalf and for its benefit.
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IN WITNESS WHEREOF, Lessor and Lessee have caused this Amendment to be executed on the respective dates set forth below, to be effective as of the 6A Effective Date.

LESSOR:

DIGITAL 2121 SOUTH PRICE, LLC, a Delaware limited liability company

By: Digital Realty Trust, L.P., its manager

By: Digital Realty Trust, Inc., its general partner

By:	/s/ George Rogers
George Rogers
Vice President
Global Asset Management

Date:	March 24, 2017

LESSEE:

INTERNAP CORPORATION, a Delaware corporation

By:	/s/ Pete Aquino

Name:	Pete Aquino

Title:	President & CEO

Date:	March 22, 2017

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EXHIBIT “A-6A”
DECIPTION OF 6A ADDITIONAL PREMISES
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EXHIBIT “A-6A-OS”
DEPICTION OF SUITE A225 OS SPACE
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EXHIBIT “B-6A”
6A LESSOR’S INSTALLATIONS
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EXHIBIT “C-6A”
LETTER OF CREDIT PROVISIONS
A.    General. As additional consideration for Lessor’s agreement to enter into this Amendment, within ten (10) business days following Lessee’s execution and delivery of this Amendment, and as a condition to Lessor’s obligations under this Amendment, Lessee covenants and agrees to deliver to Lessor an irrevocable letter of credit (the “L/C”) in the form of and upon all of the terms and conditions contained in, this Exhibit “C-6A” and Appendix “C-6A”, attached hereto. The L/C shall be issued by an institutional lender of good financial standing (which lender shall, in any event, have assets equal to or exceeding $500,000,000.00 as of the date of issuance of the L/C), having a place of business where the L/C can be presented for payment in Chandler, Arizona or San Francisco, California. The lender thereunder shall be subject to Lessor’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed. The L/C shall provide for one (1) or more draws by Lessor or its transferee up to the aggregate amount of US $[***] (the “L/C Amount”) on the terms and conditions of this Exhibit “C-6A”. Lessor and Lessee acknowledge and agree that in no event or circumstance shall the L/C or any renewal thereof or substitute therefor or any proceeds thereof be deemed to be or treated as a “security deposit” under any applicable security deposit laws.
B.    Renewal of L/C. Lessee shall maintain the L/C in effect from the date which Lessee delivers the L/C to Lessor until the date which is sixty (60) days after Lessee shall have performed all of its obligations under the Lease (said period is hereinafter referred to as the “L/C Term”). If the expiration date of the L/C (or any renewal or replacement L/C provided pursuant to this section) occurs prior to the end of the L/C Term, then Lessee shall deliver to Lessor a renewal of the L/C or a replacement L/C meeting all of the terms and conditions of this section, not later than sixty (60) days prior to the then-applicable expiration date. Each L/C provided pursuant to this section shall have an expiration date which is at least one (1) year from such L/C’s date of issue except where the then-applicable expiration date of the L/C is less than one (1) year from the end of the L/C Term, in which case the renewal or replacement L/C shall be for such lesser period. The issuing bank’s agreement to place on automatic renewal provision in the L/C, as required pursuant to said Appendix “C-6A”, shall not relieve or release Lessee from its obligation to provide a renewal or replacement L/C on the terms hereinabove stated, it being understood that any such automatic renewal is an independent obligation of the issuing bank which is intended for Lessor’s sole benefit. If Lessee fails to provide the renewal or replacement L/C not later than sixty (60) days prior to the then-applicable, stated expiration date (excluding automatic renewal provisions), such failure shall be a default by Lessee, and Lessor shall have the right, without notice or demand, on one or more occasions, to draw upon all or any part of the remaining proceeds of the L/C.
C.    Draw on L/C. Lessor may elect from time to time, in Lessor’s sole discretion, without notice or demand to Lessee, to draw upon all or any part of the remaining proceeds of the L/C upon the occurrence of one or more of the following events: (i) Lessee fails to perform any of its obligations under the Lease (including, but not limited to, its obligations under this section), whether or not such failure constitutes an Event of Default by Lessee; or (ii) Lessee makes any assignment for the benefit of creditors, Lessee declares bankruptcy or is the subject of an involuntary bankruptcy

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proceeding, a trustee or receiver is appointed to take possession of some or all of Lessee’s assets or, in Lessor’s reasonable judgment, Lessee is insolvent.
D.    Application of L/C Proceeds. Lessor may elect, from time to time, upon written notice to Lessee, in Lessor’s sole discretion, to apply the proceeds it receives from a draw on the L/C in one or more of the following manners without prejudice to any other remedies: (i) as payment for some or all of the rent or other amounts owed by Lessee under the Lease but unpaid on the date of such draw, (ii) as payment for some or all of the future amounts of rent or other amounts that Lessor estimates will be due and payable under the Lease after the date of the draw, (iii) as payment for some or all of the damage Lessor may suffer as a result of Lessee’s failure to perform its obligations under the Lease, (iv) as collateral for obligations of Lessee under the Lease, and/or (v) in any other manner permitted by the Lease or applicable law. Lessor may make one or more partial draws under the L/C and shall have the right, upon written notice to Lessee, to treat each draw or a portion thereof in one or more of the ways described in the previous sentence. Lessee hereby waives any other law or regulation that may be inconsistent with the terms and conditions of this section.
E.    Enforcement. Lessee’s obligation to furnish the L/C shall not be released, modified or affected by any failure or delay on the part of Lessor to enforce or assert any of its rights or remedies under the Lease or this section, whether pursuant to the terms thereof or at law or in equity. Lessor’s right to draw upon the L/C shall be without prejudice or limitation to Lessor’s right to draw upon any security deposit provided by Lessee to Lessor or to avail itself of any other rights or remedies available to Lessor under the Lease, as amended hereby, or at law or equity.
F.    Event of Default by Lessee. Lessee’s failure to perform its obligations under this Exhibit “C-6A” (time being of the essence) shall constitute on Event of Default by Lessee under Section 12.1 of the Lease and shall entitle Lessor to immediately exercise all of its rights and remedies under the Lease (including, but not limited to, rights and remedies under this Exhibit “C-6A”) or at law or in equity without notice or demand to Lessee.
G.    Conflict. If there is any conflict between the terms and conditions of this Exhibit “C-6A” and the terms and conditions of this Amendment or the Lease, the terms of this Exhibit “C-6A” shall control.

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APPENDIX “C-6A”
LETTER OF CREDIT
[INSERT LENDER INFO]
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_____________________________
_____________________________
_____________________________
Contact Phone: ____________________
Email: ___________________________
IRREVOCABLE STANDBY LETTER OF CREDIT
Date: __________ __, 2017    Letter of Credit # __________
_______________________ (“Beneficiary”)
c/o Digital Realty Trust
Four Embarcadero Center Suite 3200
San Francisco, California 94111
Attn: Director of Cash Management
Ladies and Gentlemen:
At the request and for the account of ______________________, we hereby establish our irrevocable standby Letter of Credit in your favor in the amount of ____________ (U.S. $____________) available with us by sight payment of your signed and dated written statement(s) containing the wording specified below:
(1)    Beneficiary’s statement signed by an authorized officer stating that: “The amount of this drawing under this irrevocable standby letter of credit is being drawn pursuant to the Lease Agreement dated June 15, 2007 by and between _______________ (“Beneficiary”) and _______________ (“Applicant”).”
(2)    All Drafts must be marked: “Drawn Under __________ [name of lender] Standby Letter of Credit Number _______ dated __________”, and may be presented by facsimile, registered or certified mail or overnight courier.
This letter of credit is transferable one or more times. Transfer of this letter of credit is subject to our receipt of beneficiary’s instructions in the form attached hereto as Exhibit “A” accompanied by the original letter of credit and amendment(s) if any. Costs or expenses of such transfer shall be for the account of the Applicant.
We hereby agree with you that each drawing presented hereunder in full compliance with the terms hereof will be duly honored by our payment to you of the amount of such drawing, in

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immediately available funds of ___________ [name of lender] not later than the business day following the business day on which such drawing is presented to us for payment.
This Letter of Credit expires at our above-specified office on __________ (the “Expiration Date”), but the Expiration Date shall be automatically extended without amendment for a period of one (1) year from the Expiration Date, and on each successive expiration date, unless at least sixty (60) days before the then current expiration date, we notify you by registered mail or overnight courier service at the above address that this Letter of Credit is not extended beyond the current expiration date. Upon your receipt of such notice you may draw on us by means of presenting your sight draft drawn on __________ [name of lender] up to the full available amount accompanied by the original of this Letter of Credit and Amendment(s), if any, presented by registered or certified mail or overnight courier.
Partial and multiple drawings are permitted under this Letter of Credit.
This Letter of Credit is subject to International Standby Practices (ISP98), International Chamber of Commerce Publication No. 590 and engages us in accordance with the terms thereof.
We hereby engage with you that each demand drawn and presented to us in compliance with the terms and provisions of this Letter of Credit will be duly honored by payment to you.

Very truly yours,

_______________[lender]

By:

Title:

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EXHIBIT “A”
TO________________________[name of lender]
IRREVOCABLE STANDBY LETTER OF CREDIT NO. .
(Letter of Credit)
REQUEST FOR TRANSFER OF
IRREVOCABLE STANDBY LETTER OF CREDIT NO. .
__________, 2___
TO:    _______________[name of lender]
RE:    IRREVOCABLE STANDBY LETTER OF CREDIT NO.__________
WE REQUEST YOU TO TRANSFER ALL OF OUR RIGHTS AS BENEFICIARY UNDER THE IRREVOCABLE STANDBY LETTER OF CREDIT REFERENCED ABOVE TO THE NEW BENEFICIARY NAMED BELOW WHO HAS SUCCEEDED US AS LESSOR:
[NAME OF BENEFICIARY]
[ADDRESS]
BY THIS TRANSFER, ALL OUR RIGHTS AS THE ORIGINAL BENEFICIARY, INCLUDING ALL RIGHTS TO MAKE DRAWINGS UNDER THE IRREVOCABLE STANDBY LETTER OF CREDIT, GO TO THE NEW BENEFICIARY, WHETHER EXISTING NOW OR IN THE FUTURE, INCLUDING SOLE RIGHTS TO AGREE TO ANY AMENDMENTS, INCLUDING INCREASES OR EXTENSIONS OR OTHER CHANGES. ALL AMENDMENTS WILL BE SENT DIRECTLY TO THE NEW BENEFICIARY WITHOUT THE NECESSITY OF CONSENT BY OR NOTICE TO US.
WE ENCLOSE THE ORIGINAL IRREVOCABLE STANDBY LETTER OF CREDIT AND ANY AMENDMENTS. PLEASE INDICATE YOUR ACCEPTANCE OF OUR REQUEST FOR THE TRANSFER BY ENDORSING THE IRREVOCABLE STANDBY LETTER OF CREDIT AND SEND IT TO THE NEW BENEFICIARY WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

NAME OF BENEFICIARY

NAME OF AUTHORIZED SIGNER AND TITLE

AUTHORIZED SIGNATURE

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The signature and Title above conform with those shown in our files as authorized to sign for the Beneficiary. Policies governing signature authorization as required for withdrawals from customer accounts shall also be applied to the authorization of signatures on this form.

Name of Bank

Authorized Signature and Title

[***]	Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.